REDEEMABLE CONVERTIBLE PREFERRED STOCK	12 Months Ended
Dec. 31, 2022
REDEEMABLE CONVERTIBLE PREFERRED STOCK
REDEEMABLE CONVERTIBLE PREFERRED STOCK

NOTE 12 — REDEEMABLE CONVERTIBLE PREFERRED STOCK

During May and December 2022, the Board approved the issuance of an aggregate of 5,945 shares, respectively, of Series A Redeemable Convertible Preferred Stock to certain employees of the Company for no cash consideration but in exchange for their services as members of the Company’s management. The Company recorded stock compensation expense of $2,145,000 related to these awards. The Company calculated the grant date fair value of the awards using the valuations prepared by an independent third-party valuation firm, which were approved by the Board or the issuance price of $10 per share at the Business Combination date. (See Note 14 – Stock Compensation).

In connection with the Business Combination, the ProSomnus common and redeemable convertible preferred stockholders received 11,300,000 shares of Surviving Pubco common stock as Merger Consideration. As of December 31, 2022, there were no outstanding Series A and B Redeemable Convertible Preferred Stock of the Company. These original holders of such common and redeemable preferred stock also received a contingent right to receive Earn-Out Shares as set forth in the Merger Agreement. See Footnote 13 – Earn-Out Shares.

At December 31, 2021, the redeemable convertible preferred stock consisted of the following:

	Shares	Shares issued	Liquidation
	Authorized	and outstanding	amount
Series B Redeemable Convertible Preferred Stock	7,610,700	7,288,333	$26,237,999
Series A Redeemable Convertible Preferred Stock	26,250	26,245	26,245,000
Total	7,636,950	7,314,578	$52,482,999

The Company was authorized to issue 7,636,950 shares of all classes of preferred stock at a par value of $0.0001 per share as of December 31, 2021.